United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 14, 2014

Date of Report

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

We previously filed this Current Report on Form 8-K on October 20, 2014, with the Amended Bylaws being discussed as required in Item 5.03.  There was a technical problem with the EDGAR template respecting Item 5.03 that suspended the filing that has been repaired by the Securities and Exchange Commission (the “SEC”).  Since the problem has been corrected with the EDGAR template and Item 5.03, we are filing an amended Current Report on Form 8-K/A with the information required by Item 5.03 that was previously set forth in Item 8.01 under Item 5.03 below.

REFERENCES

In this Current Report, references to “Oakridge Global Energy Solutions, Inc.,” “Oakridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oakridge Global Energy Solutions, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oakridge,” the “Company,” “we,” “our” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen markets and industries;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our limited manufacturing capabilities;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the SEC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stephen J. Barber.  Effective on October 14, 2014, Mr. Barber, who was then our President, CEO and Board Chairman, resigned as President and was elected as our Executive Chairman, a new senior officer position created by an amendment to our Bylaws adopted on such date.  Mr. Barber also continues to serve as our Board Chairman and CEO.  See Item 5.03 for a description of the duties and responsibilities of the Executive Chairman. Mr. Barber presently serves in all of these positions without compensation; however, Mr. Barber is the 100% beneficial owner and a director of Precept Asset Management Limited (“PAML”), which is the investment manager of Precept Fund Management SPC (“Precept”), for and on behalf of Prescient Fund Segregated Portfolio (“Prescient SP”), which owns 130,413,888 shares of our common stock or approximately 83.98% of our outstanding voting securities; and Precept, for and on behalf of Precept Fund Segregated Portfolio (“Precept Fund”), which owns 11,000,000 shares of our common stock or approximately 7.08% of our outstanding voting securities, which collectively amount to approximately 90.09% of our outstanding voting securities.  As the investment manager for Precept, Prescient SP and Precept Fund, PAML has been delegated the authority to make investment decisions on behalf of Precept, Prescient SP and Precept Fund, and may be deemed to be the beneficial owner of these shares.

Mr. Barber is 58 years old.  He has over 30 years of experience in the international business sector with dual qualifications in science and law, specializing in international corporate finance, mergers and acquisitions, asset acquisitions, corporate restructuring, offshore financing structures and the creation of new ventures, as well as government regulatory matters and counterterrorism risk management (especially terrorism financing structures) in a range of international jurisdictions.  Mr. Barber is self-employed and is currently the principal of PAML.

Mr. Barber has resided in Australia, the USA and Canada.  His entrepreneurial approach and strength at building long-term strategic alliances, coupled with his dual technical and corporate finance/law background, equips him with the skill-sets necessary to bridge the gap between the technical, operational, commercial and government regulatory aspects required to create a dynamically successful, strategically focused business.

He holds the degrees of B. App. Sc. (University of Southern Queensland), LL.B. & LL.M. (University of Adelaide), and an M.A. (Diplomacy) from Norwich University (VT).

Through the 1990s, Mr. Barber was Joint Managing Director of Wessex Fund Management Limited, a hedge fund he co-founded in 1988, which focused on special situations and event-driven, risk-hedged investments, including distressed opportunities and corporate restructuring. Wessex also developed the first Capital Guaranteed Fund in Australia in response to the 1987 economic crash, which was highly successful in the late 1980s and early 1990s.

Larry Lee Arrowood.  On October 14, 2014, we appointed Larry Lee Arrowood as our President, replacing Stephen J. Barber.  Since his employment with us in July 2013, Mr. Arrowood has demonstrated experience in electronics technology, product development and quality assurance and will continue to help us with the design, development and manufacturing of our lithium ion batteries.

Mr. Arrowood is 53 years of age and has been employed by us since July 2013 as our Quality Assurance Director, and most recently, he has managed the operation of our Melbourne, Florida, facilities, and our 14 employees.  Mr. Arrowood was in charge of quality assurance from March 2011 to July 2013 for MC Assembly.  Prior to that, he was Vice President of Operations for JEM Lighting Technologies from 2004 to 2011.  Mr. Arrowood received a Bachelor of Science in Electrical Engineering from West Virginia University and is currently working on his Master of Business Administration from Webster University.

The services of Mr. Arrowood will continue under his Employment Agreement dated August 1, 2014, under which Mr. Arrowood will receive an annual salary of $140,400, payable semi-monthly.  He is also qualified to receive a performance bonus of $30,000 for demonstration of ability to successfully produce 3AH cells with safety separator and for commercial use; 2AH cells for use in UAV or other commercial application; 5AH cells for use in UAV or other commercial application; and 10AH cells for use in UAV or other commercial application.

In addition to his annual salary, he will be issued 150,000 shares immediately under our 2014 Equity Incentive Plan (the “Plan”), a copy of which was attached to our 8-K Current Report dated March 4, 2014 and filed with the SEC on March 12, 2014, and incorporated by referenced in our S-8 Registration Statement registering the shares underlying the Plan that was filed with the SEC on September 25, 2014.

Mr. Arrowood is also entitled to expense reimbursement and employee benefits provided to other employees, including, as applicable, bonuses, personal and sick leave, vacation, health and other insurance that may be provided, participation in our compensation or other incentive plans adopted, among other benefits.

A copy of Mr. Arrowood’s Employment Agreement was filed with the SEC in our Current Report on Form 8-K on October 20, 2014, as Exhibit 10.1.  See Item 9.01 below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 14, 2014, our Board of Directors amended our Bylaws to provide for the senior officer position of “Executive Chairman.”  The amended Bylaws provide that: “The Executive Chairman shall serve as the senior officer of the Corporation to whom all other officers shall report, unless delegated otherwise by the Executive Chairman.  He or she shall also (i) oversee and facilitate the assimilation of nominees or electees into the roles of President and Chief Executive Officer; (ii) assist the President and Chief Executive Officer with general advice and support in accessing the Corporation’s resources and communicating with the Board; and (iii) counsel, advise and support executive management, acting as a mentor or coach where appropriate and as deemed reasonably required or necessary by the Executive Chairman, or as requested by the Chief Executive Officer, assist executive management with investor and customer relations; facilitate effective contributions by executive management and the Board; assist in setting and implementing the Corporation’s strategic direction; promote effective relationships between directors to facilitate effective Corporation oversight; continue to represent the Corporation as its Executive Chairman, at events and functions deemed reasonably required or necessary by the Executive Chairman, or as reasonably requested by the Chief Executive Officer; assist in the initiation of constructive change and succession management in Board appointments (except that of any successor as Chairman) subject to board and shareholder approval, as applicable or required by law, the Bylaws, charters or policies of the Corporation; assist the Chief Executive Officer and the Board in focusing its or his or her time and efforts on matters of highest importance to the Corporation; assist with the creation of agendas for Board or executive officer meetings; serve as chair of all Board, or executive meetings, unless the chair is delegated to the Chief Executive Officer for meetings of executive officers; and otherwise provide leadership to and assist in managing the Board.”

A copy of our Amended Bylaws was filed with the SEC in our Current Report on Form 8-K on October 20, 2014 as Exhibit 3(ii).  See Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.

Description of Exhibit

3.(ii)

Amended Bylaws*

10.1

Larry Lee Arrowood Employment Agreement*

*Previously filed with our original Current Report on Form 8-K dated October 14, 2014, and filed with the SEC on October 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE ENERGY TECHNOLOGIES, INC.

Date:	December 16, 2014	By:	/s/ Mark Meriwether
Mark Meriwether
Vice President, Secretary and Director

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